EXHIBIT 10.4

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30	1. REQUISITION NUMBER

2. CONTRACT NO.	3. AWARD/EFFECTIVE DATE	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
M67854-07-D-5023	M67854-07-R-5023	15-Feb-2007

7. FOR SOLICITATION	a. NAME	b. TELEPHONE NUMBER (No Collect Calls)	8. OFFER DUE DATE/LOCAL TIME
INFORMATION CALL:	RONALD L. DINGLE	703-432-4984	12:00 AM 16 Feb 2007

9. ISSUED BY	CODE	M67854	10. THIS ACQUISITION IS	11. DELIVERY FOR FOB	12. DISCOUNT TERMS
☒ UNRESTRICTED	DESTINATION UNLESS	Net 30 Days
MCSC CONTRACTING OFFICES	☐ SET ASIDE: % FOR	BLOCK IS MARKED
CODE: CT	☐ SMALL BUSINESS	☐ SEE SCHEDULE
2200 LESTER STREET	☐ HUBZONE SMALL BUSINESS	☒ 13a. THIS CONTRACT IS A RATED ORDER
QUANTICO VA 22134-6050	☐ 8(A)	UNDER DPAS (15 CFR 700)
13b. RATING DO-A4
TEL:	NAICS:	14. METHOD OF SOLICITATION
FAX:	SIZE STANDARD:	☐ RFQ ☐ IFB ☒ RFP

15. DELIVER TO	CODE	16. ADMINISTERED BY	CODE	S3309A
DCMC GARDEN CITY
SEE SCHEDULE	605 STEWART AVENUE
GARDEN CITY NY 11530-4761

17a.CONTRACTOR/ OFFEROR	CODE	31UG4	18a. PAYMENT WILL BE MADE BY	CODE	HQ0337

AMERICAN DEFENSE SYSTEMS, INC	DFAS-COLUMBUS CENTER
GARY EVANS	DFAS-CO/NORTH ENTITLEMENT OPERATIONS
230 DUFFY AVE., UNIT C	PO BOX 182266
HICKSVILLE NY 11801-3641	COLUMBUS OH 43218-2266
FACILITY
TEL.(703)919-4043	CODE

☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM
19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

SEE SCHEDULE

25. ACCOUNTING AND APPROPRIATION DATA	26. TOTAL AWARD AMOUNT (For Govt. Use Only)

$18,950,176.45 EST

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1. 52.212-4. FAR 52.212-3. 52.212-5 ARE ATTACHED.	ADDENDA	☐	ARE	☐	ARE NOT ATTACHED

☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED.	ADDENDA	☒	ARE	☐	ARE NOT ATTACHED

28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN	2	COPIES	29. AWARD OF CONTRACT: REFERENCE

☒ TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.	☐ OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR	31a.UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)	31c. DATE SIGNED

30b. NAME AND TITLE OF SIGNER	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER	(TYPE OR PRINT)
(TYPE OR PRINT)

TEL:	EMAIL:

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 1449 (REV 4/2002)
PREVIOUS EDITION IS NOT USABLE	Prescribed by GSA

1

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS (CONTINUED)

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

SEE SCHEDULE

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED:

32b. SIGNATURE OF AUTHORIZED GOVERNMENT	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT
REPRESENTATIVE	REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED	36. PAYMENT	37. CHECK NUMBER
CORRECT FOR
☐ PARTIAL ☐ FINAL	☐ COMPLETE ☐ PARTIAL ☐ FINAL

38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT	42a. RECEIVED BY (Print)

41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE
42b. RECEIVED AT (Location)

42c. DATE REC’D (YY/MM/DD)	42d. TOTAL CONTAINERS

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 1449 (REV 4/2002) BACK
PREVIOUS EDITION IS NOT USABLE	Prescribed by GSA

2

Section SF 1449 - CONTINUATION SHEET

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001		UNDEFINED		UNDEFINED	UNDEFINED

All Terrain Crane (ATC)
FFP
Add on Armor (AoA), Crew Protection Kit (CPK).  Tractor, Rubber Tired, Articulated Steering, Multi-Purpose (TRAM).  To Include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
FOB: Destination

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AA		1	Lot	$90,000.00	$90,000.00

	All Terrain Crane (ATC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRADE STUDY. TRADE-OFF ANALYSIS $80,000.00 SAFETY ANALYSIS $10,000.00 FOB: Destination

				MAX NET AMT	$90,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AB		2	Each	$225,145.68	$450,291.36

	All Terrain Crane (ATC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), INITIAL PRODUCT QUALIFICATION KITS. FOB: Destination

				MAX NET AMT	$450,291.36

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AC		5	Each	$167,068.50	$835,342.50

All Terrain Crane (ATC)
FFP
Add on Armor (AoA), Crew Protection Kit (CPK) installed on vehicle and shipped to Charleston, SC.   Each order shall be a  Minimun of 1 EA. and a Maximum of 5 EA.
FOB: Destination

				MAX NET AMT	$835,342.50

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AD		1	Lot	$20,000.00	$20,000.00

All Terrain Crane (ATC)
FFP
Add on Armor (AoA), Crew Protection Kit (CPK), AUTHORIZED STOCKAGE LIST.
LEVELOF EFFORT TO PRODUCE ASL (LIST ONLY)  $15,000.00
LEVEL OF EFFORT TO PRODUCE PLL (LIST ONLY)   $5,000.00
FOB: Destination

				MAX NET AMT	$20,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AE		1	Each	$25,000.00	$25,000.00

	All Terrain Crane (ATC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), SPARE PARTS LIST. FOB: Destination

				MAX NET AMT	$25,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AF		1	Each	$20,502.72	$20,502.72

	All Terrain Crane (ATC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRANSPORTABILITY ANALYSIS FOB: Destination

				MAX NET AMT	$20,502.72

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AG		1	Each	$43,739.14	$43,739.14

	All Terrain Crane (ATC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), ENGINEERING ASSESSMENT FOB: Destination

				MAX NET AMT	$43,739.14

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AH		1	Lot	$109,347.84	$109,347.84

	All Terrain Crane (ATC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), DRAWING PACKAGES/TECHNICAL DATA PACKAGES. DRAWING PACKAGE $27,336.96 TECHNICAL DATA PACKAGE $82,010.88 FOB: Destination

				MAX NET AMT	$109,347.84

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AJ		1	Lot	$222,097.16	$222,097.16

All Terrain Crane (ATC)
FFP
Add on Armor (AoA), Crew Protection Kit (CPK),  PUBLICATIONS.
TECHNICAL BULLETIN PROVISIONING                            $205,027.20
VALIDATION/VERIFICATION: ADSI LABOR SUPPORT  $17,069.96
FOB: Destination

				MAX NET AMT	$222,097.16

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001AK		1	Each	$50,163.32	$50,163.32

	All Terrain Crane (ATC) FFP SURVIVABILITY, VULNERABILITY EVALUATION FOB: Destination

				MAX NET AMT	$50,163.32

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002		UNDEFINED		UNDEFINED	UNDEFINED

Light Crane Air Mobile (AMC)
FFP
Add on Armor (AoA), Crew Protection Kit (CPK).  To Include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
FOB: Destination

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AA		1	Lot	$90,000.00	$90,000.00

	Light Crane Air Mobile (AMC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRADE STUDY. TRADE-OFF ANALYSIS $80,000.00 SAFETY ANALYSIS $10,000.00 FOB: Destination

				MAX NET AMT	$90,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AB		2	Each	$84,429.63	$168,859.26

	Light Crane Air Mobile (AMC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), INITIAL PRODUCT QUALIFICATION KITS. FOB: Destination

				MAX NET AMT	$168,859.26

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AC		10	Each	$63,213.19	$632,131.90

Light Crane Air Mobile (AMC)
FFP
Add on Armor (AoA), Crew Protection Kit (CPK) installed on vehicle and shipped to Charleston, SC.  Each order shall be a  Minimun of 1 EA. and a Maximum of 10 EA.
FOB: Destination

				MAX NET AMT	$632,131.90

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AD		1	Lot	$20,000.00	$20,000.00

Light Crane Air Mobile (AMC)
FFP
Add on Armor (AoA), Crew Protection Kit (CPK), AUTHORIZED STOCKAGE LIST.
LEVELOF EFFORT TO PRODUCE ASL (LIST ONLY)     $15,000.00

LEVEL OF EFFORT TO PRODUCE PLL (LIST ONLY)     $5,000.00

FOB: Destination

				MAX NET AMT	$20,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AE		1	Each	$25,000.00	$25,000.00

	Light Crane Air Mobile (AMC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), SPARE PARTS LIST. FOB: Destination

				MAX NET AMT	$25,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AF		1	Each	$20,502.72	$20,502.72

	Light Crane Air Mobile (AMC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRANSPORTABILITY ANALYSIS. FOB: Destination

				MAX NET AMT	$20,502.72

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AG		1	Each	$43,739.14	$43,739.14

	Light Crane Air Mobile (AMC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), ENGINEERING ASSESSMENT FOB: Destination

				MAX NET AMT	$43,739.14

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AH		1	Lot	$109,347.84	$109,347.84

	Light Crane Air Mobile (AMC) FFP Add on Armor (AoA), Crew Protection Kit (CPK), DRAWING PACKAGES/TECHNICAL DATA PACKAGES. DRAWING PACKAGE $27,336.96 TECHNICAL DATA PACKAGE $82,010.88 FOB: Destination

				MAX NET AMT	$109,347.84

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AJ		1	Lot	$135,985.74	$135,985.74

Light Crane Air Mobile (AMC)
FFP
Add on Armor (AoA), Crew Protection Kit (CPK), PUBLICATIONS.
TECHNICAL BULLETIN PROVISIONING                            $118,915.78
VALIDATION/VERIFICATION: ADSI LABOR SUPPORT  $17,069.96
FOB: Destination

				MAX NET AMT	$135,985.74

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002AK		1	Each	$50,163.32	$50,163.32

	Light Crane Air Mobile (AMC) FFP SURVIVABILITY, VULNERABILITY EVALUATION FOB: Destination

				MAX NET AMT	$50,163.32

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003		UNDEFINED		UNDEFINED	UNDEFINED

Tractor Full Track MC1150/W Angle Blade
FFP
Add on Armor (AoA), Crew Protection Kit (CPK).  To Include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations
FOB: Destination

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AA		1	Lot	$90,000.00	$90,000.00

	Tractor Full Track MC1150/W Angle Blade FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRADE STUDY. TRADE-OFF ANALYSIS $80,000.00 SAFETY ANALYSIS $10,000.00 FOB: Destination

				MAX NET AMT	$90,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AB		2	Each	$112,572.84	$225,145.68

	Tractor Full Track MC1150/W Angle Blade FFP Add on Armor (AoA), Crew Protection Kit (CPK), INITIAL PRODUCT QUALIFICATION KITS. FOB: Destination

				MAX NET AMT	$225,145.68

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AC		15	Each	$83,374.20	$1,250,613.00

Tractor Full Track MC1150/W Angle Blade
FFP
Add on Armor (AoA), Crew Protection Kit (CPK)  installed on vehicle and shipped to Charleston, SC.  Each order shall be a  Minimun of 1 EA. and a Maximum of 15 EA.
FOB: Destination

				MAX NET AMT	$1,250,613.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AD		1	Lot	$20,000.00	$20,000.00

Tractor Full Track MC1150/W Angle Blade
FFP
Add on Armor (AoA), Crew Protection Kit (CPK), AUTHORIZED STOCKAGE LIST.
LEVELOF EFFORT TO PRODUCE ASL (LIST ONLY)     $15,000.00
LEVEL OF EFFORT TO PRODUCE PLL (LIST ONLY)      $5,000.00
FOB: Destination

				MAX NET AMT	$20,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AE		1	Each	$25,000.00	$25,000.00

	Tractor Full Track MC1150/W Angle Blade FFP Add on Armor (AoA), Crew Protection Kit (CPK), SPARE PARTS LIST. FOB: Destination

				MAX NET AMT	$25,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AF		1	Each	$20,502.72	$20,502.72

	Tractor Full Track MC1150/W Angle Blade FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRANSPORTABILITY ANALYSIS. FOB: Destination

				MAX NET AMT	$20,502.72

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AG		1	Each	$43,739.14	$43,739.14

	Tractor Full Track MC1150/W Angle Blade FFP Add on Armor (AoA), Crew Protection Kit (CPK), ENDINEERING ASSESSMENT. FOB: Destination

				MAX NET AMT	$43,739.14

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AH		1	Lot	$109,347.84	$109,347.84

Tractor Full Track MC1150/W Angle Blade
FFP
Add on Armor (AoA), Crew Protection Kit (CPK), DRAWING PACKAGES/TECHNICAL DATA PACKAGES.
DRAWING PACKAGE                    $27,336.96
TECHNICAL DATA PACKAGE     $82,010.88
FOB: Destination

				MAX NET AMT	$109,347.84

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AJ		1	Lot	$185,192.26	$185,192.26

Tractor Full Track MC1150/W Angle Blade
FFP
Add on Armor (AoA), Crew Protection Kit (CPK), PUBLICATIONS.
TECHNICAL BULLETIN PROVISIONING                            $168,122.30
VALIDATION/VERIFICATION: ADSI LABOR SUPPORT  $17,069.96
FOB: Destination

				MAX NET AMT	$185,192.26

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003AK		1	Each	$50,163.32	$50,163.32

	Tractor Full Track MC1150/W Angle Blade FFP SURVIVABILITY, VULNERABILITY EVALUATION FOB: Destination

				MAX NET AMT	$50,163.32

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		UNDEFINED		UNDEFINED	UNDEFINED

Tractor Full Track MC1155/W Bucket
FFP
Add on Armor (AoA), Crew Protection Kit (CPK).  To Include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
FOB: Destination

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AA		1	Lot	$90,000.00	$90,000.00

	Tractor Full Track MC1155/W Bucket FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRADE STUDY. TRADE-OFF ANALYSIS $80,000.00 SAFETY ANALYSIS $10,000.00 FOB: Destination

				MAX NET AMT	$90,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AB		2	Each	$112,572.84	$225,145.68

	Tractor Full Track MC1155/W Bucket FFP Add on Armor (AoA), Crew Protection Kit (CPK), INITIAL PRODUCT QUALIFICATION KITS. FOB: Destination

				MAX NET AMT	$225,145.68

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AC		10	Each	$83,374.20	$833,742.00

Tractor Full Track MC1155/W Bucket
FFP
Add on Armor (AoA), Crew Protection Kit (CPK)  installed on vehicle and shipped to Charleston, SC.  Each order shall be a  Minimun of 1 EA. and a Maximum of 10 EA.
FOB: Destination

				MAX NET AMT	$833,742.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AD		1	Lot	$20,000.00	$20,000.00

Tractor Full Track MC1155/W Bucket
FFP
Add on Armor (AoA), Crew Protection Kit (CPK), AUTHORIZED STOCKAGE LIST.
LEVELOF EFFORT TO PRODUCE ASL (LIST ONLY)       $15,000.00
LEVEL OF EFFORT TO PRODUCE PLL (LIST ONLY)      $5,000.00
FOB: Destination

				MAX NET AMT	$20,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AE		1	Each	$25,000.00	$25,000.00

	Tractor Full Track MC1155/W Bucket FFP Add on Armor (AoA), Crew Protection Kit (CPK), SPARE PARTS LIST. FOB: Destination

				MAX NET AMT	$25,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AF		1	Each	$20,502.72	$20,502.72

	Tractor Full Track MC1155/W Bucket FFP Add on Armor (AoA), Crew Protection Kit (CPK),TRANSPORTABILITY ANALYSIS. FOB: Destination

				MAX NET AMT	$20,502.72

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AG		1	Each	$43,739.14	$43,739.14

	Tractor Full Track MC1155/W Bucket FFP Add on Armor (AoA), Crew Protection Kit (CPK), ENGINEERING ASSESSMENT. FOB: Destination

				MAX NET AMT	$43,739.14

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AH		1	Lot	$109,347.84	$109,347.84

Tractor Full Track MC1155/W Bucket
FFP
Add on Armor (AoA), Crew Protection Kit (CPK), DRAWING PACKAGES/TECHNICAL DATA PACKAGES.
DRAWING PACKAGE                      $27,336.96
TECHNICAL DATA PACKAGE       $82,010.88
FOB: Destination

				MAX NET AMT	$109,347.84

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AJ		1	Lot	$71,743.88	$71,743.88

Tractor Full Track MC1155/W Bucket
FFP
Add on Armor (AoA), Crew Protection Kit (CPK), PUBLICATIONS.
TECHNICAL BULLETIN PROVISIONING                          $54,673.92
VALIDATION/VERIFICATION: ADSI LABOR SUPPORT  $17,069.96
FOB: Destination

				MAX NET AMT	$71,743.88

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AK		1	Each	$50,163.32	$50,163.32

	Tractor Full Track MC1155/W Bucket FFP SURVIVABILITY, VULNERABILITY EVALUATION FOB: Destination

				MAX NET AMT	$50,163.32

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005		UNDEFINED		UNDEFINED	UNDEFINED

Truck Forklift Variable Reach, EBFL
FFP
Add on Armor (AoA), Crew Protection Kit (CPK).  To Include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.
FOB: Destination

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AA		1	Lot	$90,000.00	$90,000.00

	Truck Forklift Variable Reach, EBFL FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRADE STUDY. TRADE-OFF ANALYSIS $80,000.00 SAFETY ANALYSIS $10,000.00 FOB: Destination

				MAX NET AMT	$90,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AB		2	Each	$84,429.63	$168,859.26

	Truck Forklift Variable Reach, EBFL FFP Add on Armor (AoA), Crew Protection Kit (CPK), INITIAL PRODUCT QUALIFICATION KITS FOB: Destination

				MAX NET AMT	$168,859.26

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AC		16	Each	$63,213.19	$1,011,411.04

Truck Forklift Variable Reach, EBFL
FFP
Add on Armor (AoA), Crew Protection Kit (CPK)  installed on vehicle and shipped to Charleston, SC.  Each order shall be a  Minimun of 1 EA. and a Maximum of 16 EA.
FOB: Destination

				MAX NET AMT	$1,011,411.04

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AD		1	Lot	$20,000.00	$20,000.00

Truck Forklift Variable Reach, EBFL
FFP
Add on Armor (AoA), Crew Protection Kit (CPK), AUTHORIZED STOCKAGE LIST.
LEVEL OF EFFORT TO PRODUCE ASL (LIST ONLY)     $15,000.00

LEVEL OF EFFORT TO PRODUCE PLL (LIST ONLY)    $5,000.00

FOB: Destination

				MAX NET AMT	$20,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AE		1	Each	$25,000.00	$25,000.00

	Truck Forklift Variable Reach, EBFL FFP Add on Armor (AoA), Crew Protection Kit (CPK), SPARE PARTS LIST. FOB: Destination

				MAX NET AMT	$25,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AF		1	Each	$20,502.72	$20,502.72

	Truck Forklift Variable Reach, EBFL FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRANSPORTABILITY ANALYSIS. FOB: Destination

				MAX NET AMT	$20,502.72

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AG		1	Each	$43,739.14	$43,739.14

	Truck Forklift Variable Reach, EBFL FFP Add on Armor (AoA), Crew Protection Kit (CPK), ENGINEERING ASESSMENT. FOB: Destination

				MAX NET AMT	$43,739.14

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AH		1	Lot	$109,347.84	$109,347.84

Truck Forklift Variable Reach, EBFL
FFP
Add on Armor (AoA), Crew Protection Kit (CPK), DRAWING PACKAGES/TECHNICAL DATA PACKAGES.
DRAWING PACKAGE                    $27,336.96
TECHNICAL DATA PACKAGE     $82,010.88
FOB: Destination

				MAX NET AMT	$109,347.84

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AJ		1	Lot	$140,086.28	$140,086.28

Truck Forklift Variable Reach, EBFL
FFP

Add on Armor (AoA), Crew Protection Kit (CPK), PUBLICATIONS.

TECHNICAL BULLETIN PROVISIONING                          $123,016.32

VALIDATION/VERIFICATION: ADSI LABOR SUPPORT  $17,069.96

FOB: Destination

				MAX NET AMT	$140,086.28

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AK		1	Each	$50,163.32	$50,163.32

	Truck Forklift Variable Reach, EBFL FFP SURVIVABILITY, VULNERABILITY EVALUATION FOB: Destination

				MAX NET AMT	$50,163.32

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006		UNDEFINED		UNDEFINED	UNDEFINED

Forklift Light Rough Terrain LRTF
FFP

Add on Armor (AoA), Crew Protection Kit (CPK). To Include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.

FOB: Destination

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AA		1	Lot	$90,000.00	$90,000.00

	Forklift Light Rough Terrain LRTF FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRADE STUDY. TRADE-OFF ANALYSIS $80,000.00 SAFETY ANALYSIS $10,000.00 FOB: Destination

				MAX NET AMT	$90,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AB		2	Each	$112,572.84	$225,145.68

	Forklift Light Rough Terrain LRTF FFP Add on Armor (AoA), Crew Protection Kit (CPK), INITIAL PRODUCT QUALIFICATION KITS. FOB: Destination

				MAX NET AMT	$225,145.68

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AC		16	Each	$83,374.20	$1,333,987.20

Forklift Light Rough Terrain LRTF

FFP

Add on Armor (AoA), Crew Protection Kit (CPK)  installed on vehicle and shipped to Charleston, SC. Each order shall be a  Minimun of 1 EA. and a Maximum of 16 EA.

FOB: Destination

				MAX NET AMT	$1,333,987.20

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AD		1	Lot	$20,000.00	$20,000.00

Forklift Light Rough Terrain LRTF

FFP

Add on Armor (AoA), Crew Protection Kit (CPK), AUTHORIZED STOCKAGE LIST.

LEVELOF EFFORT TO PRODUCE ASL (LIST ONLY)     $15,000.00

LEVEL OF EFFORT TO PRODUCE PLL (LIST ONLY)      $5,000.00

FOB: Destination

				MAX NET AMT	$20,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AE		1	Each	$25,000.00	$25,000.00

	Forklift Light Rough Terrain LRTF FFP Add on Armor (AoA), Crew Protection Kit (CPK), SPARE PARTS LIST. FOB: Destination

				MAX NET AMT	$25,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AF		1	Each	$20,502.72	$20,502.72

	Forklift Light Rough Terrain LRTF FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRANSPORTABILITY ANALYSIS. FOB: Destination

				MAX NET AMT	$20,502.72

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AG		1	Each	$43,739.14	$43,739.14

	Forklift Light Rough Terrain LRTF FFP Add on Armor (AoA), Crew Protection Kit (CPK), ENGINEERING ASSESSMENT. FOB: Destination

				MAX NET AMT	$43,739.14

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AH		1	Lot	$109,347.84	$109,347.84

Forklift Light Rough Terrain LRTF

FFP

Add on Armor (AoA), Crew Protection Kit (CPK), DRAWING PACKSGES/TECHNICAL DATA PACKAGES.

DRAWING PACKAGE                    $27,336.96

TECHNICAL DATA PACKAGE     $82,010.88

FOB: Destination

				MAX NET AMT	$109,347.84

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AJ		1	Lot	$140,086.28	$140,086.28

Forklift Light Rough Terrain LRTF

FFP

Add on Armor (AoA), Crew Protection Kit (CPK), PUBLICATIONS.

TECHNICAL BULLETIN PROVISIONING                          $123,016.32

VALIDATION/VERIFICATION: ADSI LABOR SUPPORT  $17,069.96

FOB: Destination

				MAX NET AMT	$140,086.28

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006AK		1	Each	$50,163.32	$50,163.32

	Forklift Light Rough Terrain LRTF FFP SURVIVABILITY, VULNERABILITY EVALUATION FOB: Destination

				MAX NET AMT	$50,163.32

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007		UNDEFINED		UNDEFINED	UNDEFINED

Loader Backhoe (BHL)

FFP

Add on Armor (AoA), Crew Protection Kit (CPK). To Include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.

FOB: Destination

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AA		1	Lot	$90,000.00	$90,000.00

	Loader Backhoe (BHL) FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRADE STUDY. TRADE-OFF ANALYSIS $80,000.00 SAFETY ANALYSIS $10,000.00 FOB: Destination

				MAX NET AMT	$90,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AB		2	Each	$140,716.05	$281,432.10

	Loader Backhoe (BHL) FFP Add on Armor (AoA), Crew Protection Kit (CPK), INITIAL PRODUCT QUALIFICATION kITS. FOB: Destination

				MAX NET AMT	$281,432.10

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AC		20	Each	$105,402.05	$2,108,041.00

Loader Backhoe (BHL)

FFP

Add on Armor (AoA), Crew Protection Kit (CPK) installed on vehicle and shipped to Charleston, SC. Each order shall be a  Minimun of 1 EA. and a Maximum of 20 EA.

FOB: Destination

				MAX NET AMT	$2,108,041.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AD		1	Lot	$20,000.00	$20,000.00

Loader Backhoe (BHL)

FFP

Add on Armor (AoA), Crew Protection Kit (CPK), AUTHORIZED STOCKAGE LIST.

LEVELOF EFFORT TO PRODUCE ASL (LIST ONLY)     $15,000.00

LEVEL OF EFFORT TO PRODUCE PLL (LIST ONLY)      $5,000.00

FOB: Destination

				MAX NET AMT	$20,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AE		1	Each	$25,000.00	$25,000.00

	Loader Backhoe (BHL) FFP Add on Armor (AoA), Crew Protection Kit (CPK), SPARE PARTS LIST. FOB: Destination

				MAX NET AMT	$25,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AF		1	Each	$20,502.72	$20,502.72

	Loader Backhoe (BHL) FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRANSPORTABILITY ANALYSIS. FOB: Destination

				MAX NET AMT	$20,502.72

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AG		1	Each	$43,739.14	$43,739.14

	Loader Backhoe (BHL) FFP Add on Armor (AoA), Crew Protection Kit (CPK), ENGINEERING ASSESSMENT. FOB: Destination

				MAX NET AMT	$43,739.14

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AH		1	Lot	$109,347.84	$109,347.84

	Loader Backhoe (BHL) FFP Add on Armor (AoA), Crew Protection Kit (CPK), DRAWING PACKAGES/TECHNICAL DATA PACKAGES. DRAWING PACKAGE $27,336.96 TECHNICAL DATA PACKAGE $82,010.88 FOB: Destination

				MAX NET AMT	$109,347.84

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AJ		1	Lot	$133,252.04	$133,252.04

Loader Backhoe (BHL)

FFP

Add on Armor (AoA), Crew Protection Kit (CPK), PUBLICATIONS.

TECHNICAL BULLETIN PROVISIONING                          $116,182.08

VALIDATION/VERIFICATION: ADSI LABOR SUPPORT  $17,069.96

FOB: Destination

				MAX NET AMT	$133,252.04

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007AK		1	Each	$50,163.32	$50,163.32

	Loader Backhoe (BHL) FFP SURVIVABILITY, VULNERABILITY EVALUATION FOB: Destination

				MAX NET AMT	$50,163.32

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008		UNDEFINED		UNDEFINED	UNDEFINED

HSHMC 25 Ton Crane

FFP

Add on Armor (AoA), Crew Protection Kit (CPK). To Include all Government approved publications delivered FOB Destination-Best Commerial Practice within the specified number of calendar days at the specified locations.

FOB: Destination

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AA		1	Lot	$90,000.00	$90,000.00

	HSHMC 25 Ton Crane FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRADE STUDY. TRADE-OFF ANALYSIS $80,000.00 SAFETY ANALYSIS $10,000.00 FOB: Destination

				MAX NET AMT	$90,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AB		2	Each	$168,859.26	$337,718.52

	HSHMC 25 Ton Crane FFP Add on Armor (AoA), Crew Protection Kit (CPK), INITIAL PRODUCT QUALIFICATION KITS. FOB: Destination

				MAX NET AMT	$337,718.52

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AC		5	Each	$97,837.65	$489,188.25

	HSHMC 25 Ton Crane FFP Add on Armor (AoA), Crew Protection Kit (CPK) for OCONUS shipment. Each order shall be a Minimun of 1 EA. and a Maximum of 5 EA. FOB: Destination

				MAX NET AMT	$489,188.25

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AD		1	Lot	$20,000.00	$20,000.00

HSHMC 25 Ton Crane

FFP

Add on Armor (AoA), Crew Protection Kit (CPK), AUTHORIZED STOCKAGE LIST.

LEVEL OF EFFORT TO PRODUCE ASL (LIST ONLY)     $15,000.00

LEVEL OF EFFORT TO PRODUCE PLL (LIST ONLY)      $5,000.00

FOB: Destination

				MAX NET AMT	$20,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AE		1	Each	$25,000.00	$25,000.00

	HSHMC 25 Ton Crane FFP Add on Armor (AoA), Crew Protection Kit (CPK), SPARE PARTS LIST. FOB: Destination

				MAX NET AMT	$25,000.00

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AF		1	Each	$20,502.72	$20,502.72

	HSHMC 25 Ton Crane FFP Add on Armor (AoA), Crew Protection Kit (CPK), TRANSPORTABILITY ANALYSIS. FOB: Destination

				MAX NET AMT	$20,502.72

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AG		1	Each	$43,739.14	$43,739.14

	HSHMC 25 Ton Crane FFP Add on Armor (AoA), Crew Protection Kit (CPK), ENGINEERING ASSESSMENT. FOB: Destination

				MAX NET AMT	$43,739.14

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AH		1	Lot	$109,347.84	$109,347.84

	HSHMC 25 Ton Crane FFP Add on Armor (AoA), Crew Protection Kit (CPK), DRAWING PACKAGES/TECHNICAL DATA PACKAGES. DRAWING PACKAGE $27,336.96 TECHNICAL DATA PACKAGE $82,010.88 FOB: Destination

				MAX NET AMT	$109,347.84

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AJ		1	Lot	$149,654.22	$149,654.22

	HSHMC 25 Ton Crane FFP Add on Armor (AoA), Crew Protection Kit (CPK), PUBLICATIONS. TECHNICAL BULLETIN PROVISIONING $132,584.26 VALIDATION/VERIFICATION: ADSI LABOR SUPPORT $17,069.96 FOB: Destination

				MAX NET AMT	$149,654.22

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AK		1	Each	$50,163.32	$50,163.32

	HSHMC 25 Ton Crane FFP SURVIVABILITY, VULNERABILITY EVALUATION FOB: Destination

				MAX NET AMT	$50,163.32

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009		5	Each	$365,000.00	$1,825,000.00	EST

	Field Service Representative FFP Field Service Representative, CONUS. Each order shall be a Minimun of 1 EA. and a Maximum of 5 EA. FOB: Destination

				MAX NET AMT	$1,825,000.00	(EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010		5	Each	$500,000.00	$2,500,000.00	EST

	Field Service Representative FFP Field Service Representative, OCONUS. Each order shall be a Minimun of 1 EA. and a Maximum of 5 EA. FOB: Destination

				MAX NET AMT	$2,500,000.00	(EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011		5	Each	$129,616.86	$648,084.30	EST

OPTION	All Terrain Crane (ATC) FFP Add on Armor (AoA), Crew Protection Kit (CPK) for OCONUS shipment. FOB: Destination

				MAX NET AMT	$648,084.30	(EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0012		5	Each	$49,681.39	$248,406.95	EST

OPTION	Light Crane Air Mobile (AMC) FFP Add on Armor (AoA), Crew Protection Kit (CPK) for OCONUS shipment. FOB: Destination

				MAX NET AMT	$248,406.95	(EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0013		5	Each	$65,058.43	$975,876.45	EST

OPTION	Tractor Full Track MC1150/W Angle Blade FFP Add on Armor (AoA), Crew Protection Kit (CPK) for OCONUS shipment. FOB: Destination

				MAX NET AMT	$975,876.45	(EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0014		10	Each	$65,058.43	$650,584.30	EST

OPTION	Tractor Full Track MC1155/W Bucket FFP Add on Armor (AoA), Crew Protection Kit (CPK) for OCONUS shipment. FOB: Destination

				MAX NET AMT	$650,584.30	(EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0015		8	Each	$49,681.39	$397,451.12	EST

OPTION	Truck Forklift Variable Reach, EBFL FFP Add on Armor (AoA), Crew Protection Kit (CPK) for OCONUS shipment. FOB: Destination

				MAX NET AMT	$397,451.12	(EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0016		8	Each	$65,058.43	$520,467.44	EST

OPTION	Forklift Light Rough Terrain LRTF FFP Add on Armor (AoA), Crew Protection Kit (CPK) for OCONUS shipment. FOB: Destination

				MAX NET AMT	$520,467.44	(EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0017		10	Each	$81,448.04	$814,480.40	EST

OPTION	Loader Backhoe (BHL) FFP Add on Armor (AoA), Crew Protection Kit (CPK) for OCONUS shipment. FOB: Destination

				MAX NET AMT	$814,480.40	(EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0018		5	Each	$126,746.48	$633,732.40	EST

OPTION	HSHMC 25 Ton Crane FFP Add on Armor (AoA), Crew Protection Kit (CPK) installed on vehicle and shipped to Charleston, SC. FOB: Destination

				MAX NET AMT	$633,732.40	(EST.)

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Destination	Government
0001AA	Origin	Government	Destination	Government
0001AB	Origin	Government	Destination	Government
0001AC	Origin	Government	Destination	Government
0001AD	Origin	Government	Destination	Government
0001AE	Origin	Government	Destination	Government
0001AF	Origin	Government	Destination	Government
0001AG	Origin	Government	Destination	Government
0001AH	Origin	Government	Destination	Government
0001AJ	Origin	Government	Destination	Government
0001AK	Origin	Government	Destination	Government
0002	Origin	Government	Destination	Government
0002AA	Origin	Government	Destination	Government
0002AB	Origin	Government	Destination	Government
0002AC	Origin	Government	Destination	Government
0002AD	Origin	Government	Destination	Government
0002AE	Origin	Government	Destination	Government
0002AF	Origin	Government	Destination	Government
0002AG	Origin	Government	Destination	Government
0002AH	Origin	Government	Destination	Government
0002AJ	Origin	Government	Destination	Government
0002AK	Origin	Government	Destination	Government
0003	Origin	Government	Destination	Government
0003AA	Origin	Government	Destination	Government
0003AB	Origin	Government	Destination	Government
0003AC	Origin	Government	Destination	Government
0003AD	Origin	Government	Destination	Government

0003AE	Origin	Government	Destination	Government
0003AF	Origin	Government	Destination	Government
0003AG	Origin	Government	Destination	Government
0003AH	Origin	Government	Destination	Government
0003AJ	Origin	Government	Destination	Government
0003AK	Origin	Government	Destination	Government
0004	Origin	Government	Destination	Government
0004AA	Origin	Government	Destination	Government
0004AB	Origin	Government	Destination	Government
0004AC	Origin	Government	Destination	Government
0004AD	Origin	Government	Destination	Government
0004AE	Origin	Government	Destination	Government
0004AF	Origin	Government	Destination	Government
0004AG	Origin	Government	Destination	Government
0004AH	Origin	Government	Destination	Government
0004AJ	Origin	Government	Destination	Government
0004AK	Origin	Government	Destination	Government
0005	Origin	Government	Destination	Government
0005AA	Origin	Government	Destination	Government
0005AB	Origin	Government	Destination	Government
0005AC	Origin	Government	Destination	Government
0005AD	Origin	Government	Destination	Government
0005AE	Origin	Government	Destination	Government
0005AF	Origin	Government	Destination	Government
0005AG	Origin	Government	Destination	Government
0005AH	Origin	Government	Destination	Government
0005AJ	Origin	Government	Destination	Government
0005AK	Origin	Government	Destination	Government
0006	Origin	Government	Destination	Government
0006AA	Origin	Government	Destination	Government
0006AB	Origin	Government	Destination	Government
0006AC	Origin	Government	Destination	Government
0006AD	Origin	Government	Destination	Government
0006AE	Origin	Government	Destination	Government
0006AF	Origin	Government	Destination	Government
0006AG	Origin	Government	Destination	Government
0006AH	Origin	Government	Destination	Government
0006AJ	Origin	Government	Destination	Government
0006AK	Origin	Government	Destination	Government
0007	Origin	Government	Destination	Government
0007AA	Origin	Government	Destination	Government
0007AB	Origin	Government	Destination	Government
0007AC	Origin	Government	Destination	Government
0007AD	Origin	Government	Destination	Government
0007AE	Origin	Government	Destination	Government
0007AF	Origin	Government	Destination	Government
0007AG	Origin	Government	Destination	Government
0007AH	Origin	Government	Destination	Government
0007AJ	Origin	Government	Destination	Government
0007AK	Origin	Government	Destination	Government
0008	Origin	Government	Destination	Government
0008AA	Origin	Government	Destination	Government
0008AB	Origin	Government	Destination	Government
0008AC	Origin	Government	Destination	Government
0008AD	Origin	Government	Destination	Government

0008AE	Origin	Government	Destination	Government
0008AF	Origin	Government	Destination	Government
0008AG	Origin	Government	Destination	Government
0008AH	Origin	Government	Destination	Government
0008AJ	Origin	Government	Destination	Government
0008AK	Origin	Government	Destination	Government
0009	Origin	Government	Destination	Government
0010	Origin	Government	Destination	Government
0011	Origin	Government	Destination	Government
0012	Origin	Government	Destination	Government
0013	Origin	Government	Destination	Government
0014	Origin	Government	Destination	Government
0015	Origin	Government	Destination	Government
0016	Origin	Government	Destination	Government
0017	Origin	Government	Destination	Government
0018	Origin	Government	Destination	Government

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	N/A	N/A	N/A	N/A

0001AA	N/A	N/A	N/A	N/A

0001AB	N/A	N/A	N/A	N/A

0001AC	N/A	N/A	N/A	N/A

0001AD	N/A	N/A	N/A	N/A

0001AE	N/A	N/A	N/A	N/A

0001AF	N/A	N/A	N/A	N/A

0001AG	N/A	N/A	N/A	N/A

0001AH	N/A	N/A	N/A	N/A

0001AJ	N/A	N/A	N/A	N/A

0001AK	N/A	N/A	N/A	N/A

0002	N/A	N/A	N/A	N/A

0002AA	N/A	N/A	N/A	N/A

0002AB	N/A	N/A	N/A	N/A

0002AC	N/A	N/A	N/A	N/A

0002AD	N/A	N/A	N/A	N/A

0002AE	N/A	N/A	N/A	N/A

0002AF	N/A	N/A	N/A	N/A

0002AG	N/A	N/A	N/A	N/A

0002AH	N/A	N/A	N/A	N/A

0002AJ	N/A	N/A	N/A	N/A

0002AK	N/A	N/A	N/A	N/A

0003	N/A	N/A	N/A	N/A

0003AA	N/A	N/A	N/A	N/A

0003AB	N/A	N/A	N/A	N/A

0003AC	N/A	N/A	N/A	N/A

0003AD	N/A	N/A	N/A	N/A

0003AE	N/A	N/A	N/A	N/A

0003AF	N/A	N/A	N/A	N/A

0003AG	N/A	N/A	N/A	N/A

0003AH	N/A	N/A	N/A	N/A

0003AJ	N/A	N/A	N/A	N/A

0003AK	N/A	N/A	N/A	N/A

0004	N/A	N/A	N/A	N/A

0004AA	N/A	N/A	N/A	N/A

0004AB	N/A	N/A	N/A	N/A

0004AC	N/A	N/A	N/A	N/A

0004AD	N/A	N/A	N/A	N/A

0004AE	N/A	N/A	N/A	N/A

0004AF	N/A	N/A	N/A	N/A

0004AG	N/A	N/A	N/A	N/A

0004AH	N/A	N/A	N/A	N/A

0004AJ	N/A	N/A	N/A	N/A

0004AK	N/A	N/A	N/A	N/A

0005	N/A	N/A	N/A	N/A

0005AA	N/A	N/A	N/A	N/A

0005AB	N/A	N/A	N/A	N/A

0005AC	N/A	N/A	N/A	N/A

0005AD	N/A	N/A	N/A	N/A

0005AE	N/A	N/A	N/A	N/A

0005AF	N/A	N/A	N/A	N/A

0005AG	N/A	N/A	N/A	N/A

0005AH	N/A	N/A	N/A	N/A

0005AJ	N/A	N/A	N/A	N/A

0005AK	N/A	N/A	N/A	N/A

0006	N/A	N/A	N/A	N/A

0006AA	N/A	N/A	N/A	N/A

0006AB	N/A	N/A	N/A	N/A

0006AC	N/A	N/A	N/A	N/A

0006AD	N/A	N/A	N/A	N/A

0006AE	N/A	N/A	N/A	N/A

0006AF	N/A	N/A	N/A	N/A

0006AG	N/A	N/A	N/A	N/A

0006AH	N/A	N/A	N/A	N/A

0006AJ	N/A	N/A	N/A	N/A

0006AK	N/A	N/A	N/A	N/A

0007	N/A	N/A	N/A	N/A

0007AA	N/A	N/A	N/A	N/A

0007AB	N/A	N/A	N/A	N/A

0007AC	N/A	N/A	N/A	N/A

0007AD	N/A	N/A	N/A	N/A

0007AE	N/A	N/A	N/A	N/A

0007AF	N/A	N/A	N/A	N/A

0007AG	N/A	N/A	N/A	N/A

0007AH	N/A	N/A	N/A	N/A

0007AJ	N/A	N/A	N/A	N/A

0007AK	N/A	N/A	N/A	N/A

0008	N/A	N/A	N/A	N/A

0008AA	N/A	N/A	N/A	N/A

0008AB	N/A	N/A	N/A	N/A

0008AC	N/A	N/A	N/A	N/A

0008AD	N/A	N/A	N/A	N/A

0008AE	N/A	N/A	N/A	N/A

0008AF	N/A	N/A	N/A	N/A

0008AG	N/A	N/A	N/A	N/A

0008AH	N/A	N/A	N/A	N/A

0008AJ	N/A	N/A	N/A	N/A

0008AK	N/A	N/A	N/A	N/A

0009	N/A	N/A	N/A	N/A

0010	N/A	N/A	N/A	N/A

0011	N/A	N/A	N/A	N/A

0012	N/A	N/A	N/A	N/A

0013	N/A	N/A	N/A	N/A

0014	N/A	N/A	N/A	N/A

0015	N/A	N/A	N/A	N/A

0016	N/A	N/A	N/A	N/A

0017	N/A	N/A	N/A	N/A

0018	N/A	N/A	N/A	N/A

INSTRUCTIONS

CONTRACT TYPE:  A fixed price Indefinite Delivery/Indefinite Quantity (ID/IQ) is the most effective contract type for the performance period of this contract.  Performance shall be made only as authorized by delivery orders issued in accordance with the ordering clause of this contract.

Each delivery order will contain, among other information, the date of the order, the order number, the exact quantity of units to be delivered, delivery or performance, place of delivery, any special shipping instructions, pricing, and accounting and appropriation data.  The unit price of each delivery order will be determined by the ordering period and the number of units ordered in accordance with the Schedule of Supplies and/or Services of this contract.  Individual orders will be issued using the single price for the increment that corresponds to the total quantity being purchased on that order for the year in which the order is placed.  Quantities are not cumulative from order to order.  The unit price of each order is determined by the total quantity for that order only, regardless of the previous number of orders issued or the total of previous quantities ordered.  Delivery of units under a specific delivery order shall not be combined with delivery of units under another delivery order.  Delivery orders will incorporate all clauses of the contract.  The Contractor is responsible for delivery of each item to the final (e.g., unit) destination, to include local shipments from the port of entry, or other receiving facility.

PERIOD OF PERFORMANCE:  The period of performance for this contract, excluding options, shall be 12 months beginning on the effective date of the contract not to exceed 12 months).

PACKAGING INSTRUCTIONS:  Packaging of the Add on Armor (AoA), Crew Protection Kits (CPK) procured under CLINs 0001 though 0018 shall be in accordance with Contractor’s best commercial practices, as set forth in each delivery order.  MILSTD 129 applies.

INSPECTION AND ACCEPTANCE:

The Add on Armor (AoA), Crew Protection Kits (CPK) shall be Inspected at Origin and Accepted at Destination.

DELIVERIES:  The contractor Shall Contact Mr. Michael Farley via E-mail at michael.j.farley@usmc.mil   or (703)432-3727 BEFORE  MAKING ANY SHIPMENT OF THE ITEMS UNDER THIS CONTRACT.  Upon making contact with this individual, the contractor will be provided a document number for item tracking purposes.

DELIVERY REQUIIREMENT:

The contractor is required to deliver all eighteen (18) product qualification kits and ninety three (93) production kits as well as support /parts packages, technical data and publications by 31 August 2007.  This timeframe includes all assessments, installation and integration of the systems.

STATEMENT OF WORK (SOW)

Statement of Work

Material Handling and Construction Equipment

Add on Armor Crew Protection Kit

Purpose and Scope:

This statement of work describes the outcomes the contractor is required to achieve in order to provide the United States Marine Corps qualified Add on Armor, Crew Protection kits. The contractor shall provide for integration of the CPKs into the systems identified. The purpose of a CPK is to maximize crew survivability and protection in the event of direct small arms fire or IED attack.  That requirement provides for the following:

1. Direct Fire: Armor shall provide a 95 percent Probability of No Penetration (PNP) against a single impact incident from 7.62 AP at muzzle velocity.  The probability shall be calculated at an 80 percent

Lower Confidence Bound (LCB).  The Armor shall provide this protection level against the threat from all aspects (3600) 00 elevation 00 azimuth.

2. Indirect Fire/IED: Armor system shall provide limited flank and floor protection against fragmentation from IED. This protection shall be equivalent to a 50 percent probability of no penetration from the 20mm Fragment Simulating Projectile (FSP) at 3600 ft/s. This FSP velocity combination is intended to validate that the armor is capable of protecting to the 94 percentile fragment of a 152mm artillery round at 2 meters. The probability shall be calculated at an 80 percent Lower Confidence Bound (LCB). The system must also protect crew and passengers from fatal blast effects of the 152mm artillery round detonated at 2 meter standoff.

3. Transparent Armor (TA) The level of protection for the transparent armor shall be the same as the opaque armor.

4. To the greatest degree feasible, normal operator visibility should be maintained following a ballistic impact.

5. Installation of an armor kit shall not impede the operator’s ability to Ingress or Egress the equipment. Additionally, the kit shall contain an emergency egress hatch or window which can be accessed from either the exterior or interior of the vehicle.  Latches or locking mechanisms shall be common equipment.

6. Armor kits shall include environmental controls to maintain a viable operating environment inside the armored crew compartment/cab.

As directed by individual delivery orders, the contractor shall develop, build prototypes, provide test support, produce, and install Add on Armor (AoA) Crew Protection Kits (CPK) for the systems identified in this contract:

Nomenclature

OEM

Model

NSN

High Speed, high mobility crane	P&H	HSHMC-25	3810-01-320-1920
All Terrain Crane	Demag	MAC-50	3810-01-538-4030
Full-Tracked, crawler type tractor w/ angle blade	Case	1150	2410-01-254-1667
Full-Tracked, crawler type tractor w/ multi-purpose bucket	Case	1155	3805-01-315-1091
Extendable boom forklift truck	JLG	MMV	3930-01-508-0886
Lightweight rough terrain forklift truck	Terex	51-19MD	3810-01-320-1925
Backhoe Loader	Caterpillar	420D/E	3805-01-514-7166
Sweeper, Runway	Elgin	Crosswind	3930-01-504-2618

The contractor is required to have access to classified information. The contractor shall have established the appropriate facilities and management controls up to the secret level. The contractor personnel assigned to this effort shall have valid secret level security clearances and have experience in the areas of armor, and survivability.

Trade-Off Analysis:

The contractor shall perform a trade-off analysis for each system identified in section B.  The analysis shall include: an engineering assessment of the impact of the CPK to the vehicle and their subsystems performance (for example: tires, front axle, suspension, drive train, hydraulics, electrical power, air conditioning system) relating to speed, lift capability, center of gravity, vehicle reliability, vehicle maintainability, visibility, transportability, and safety. The contractor shall also estimate differences between the vehicles pre-AoA CPK performance capabilities and post-AoA CPK performance capabilities and propose measures to mitigate degraded performance. The contractor shall deliver the trade-off analysis in a form that identifies the safety, risk, and cost impacts.

Transportation.

Transportation Analysis. The contractor shall identify the limitations on transportability of the systems when equipped with CPKs. The Contractor shall provide the data analysis support to the Government showing how the vehicles with AoA CPKs will meet the air, highway, rail and marine (sea lift and amphibious) transportability requirements. The information shall also include an analysis and description of vehicle preparation procedures and average times to complete for transportability. This information shall be included in the trade off analysis.

CPK engineering assessment:  For the systems identified, the contractor shall build and install CPKs on the CE system provided. The engineering assessment will consist of performance tests (e.g. braking, grade-ability) and durability. The contractor shall provide on site technical assistance at the designated test site to support CPKs during the engineering assessment. The contractor shall repair or replace kit parts that fail during the assessment and resolve any other CPK issues at no cost to the Government.

Armor Materials.

CPK vulnerability and survivability assessment: For each system to be armored the contractor shall provide at a minimum one (1) CPKs for each asset. The Government shall assess the contractors provided kits in order to verify ballistic performance of the CPK design per the requirements stated, as well as kit integration. Fasteners and gaps will be evaluated. The contractor shall provide test facilities, test reports and support to the CPK at a designated test facility that meets the government’s approval.

Drawing Packages. The contractor shall deliver feature-based parametric 3D models along with its 2D associated drawings in Pro-Engineer format.

Technical Data Package (TDP). The TDP shall meet the requirements of MIL-DTL-31000C and will be in accordance with ASME Y14.41, (DI-SESS-81000C). Drawings shall be in a format compatible with Pro-Engineer when delivered to the government. The Contractor may maintain the TDP in its own format.

Production

Hardware: The contractor shall produce CPKs that conform to the configurations approved by the government at the conclusion of all testing. All kits shall be fabricated to this configuration unless otherwise directed, in writing, by the PCO.

Kit Assembly

Packaging. To the extent practicable, the contractor shall organize the packaged kits to allow sequential removal in the order required for installation on the vehicle. It is desirable to have an efficient kit installation, using pre-assembly where practical.  Installation instructions and a content list shall be packaged with each kit and shall be immediately accessible when the kit is opened. Components which must be installed with a particular face towards the enemy, and which are not distinguishable by shape, shall be marked to indicate proper assembly. The transparent armor (glass) will not be marked or etched. The kits shall be packaged to prevent damage during transport, using best commercial packaging practices. The contractor shall ensure that packaged kits are loaded on pallets and marked.

Each kit shall contain (over packed) one set of installation instructions, operating instructions and maintenance instructions. Each kit shall also contain additional attaching hardware for initial support, commonly known as Prescribed Load List (PLLs).

Storage. Until the Government directs shipment, the contractor shall store the kits for a period of up to 60 calendar days after acceptance. During this period, the kits shall be stored at no additional cost to the Government.

Technical Data.  The contractor shall provide TMs, parts manuals, illustrations, and provisioning data in sufficient detail to support the operation, maintenance, and overall safe employment of the CPKs. Separate instructions shall be developed for each CPK, instructions shall be in a contractor format that is consistent with Marine Corps Technical Bulletin format. As well as, establish a program for publications management (e.g. updates, revisions, and modifications) over the life cycle of the platform.  In the event that any data provided by the contractor is not sufficient the contractor shall be required to provide supplemental data to the Government.  The contractor shall ensure that Government approved manuals, catalogs, and associated publications supporting the CPKs are delivered with each asset (over packed) to the required destinations as set forth in the contract.  The contractor may use MIL-HDK-1221 for guidance.  The contractor shall provide all technical data concurrently with the asset for Government Product Qualification Testing (PQT).  After PQT, the contractor shall update or provide supplemental technical data as required by the Government.  All Government approved data shall be delivered concurrently with the completed armored asset.

The instructions shall be in the form of “start step to end step” instructions. The instructions shall be written to maximize the efficiency of the installation process. The contractor shall validate the installation instructions, during installation of the second prototype kit at the contractor’s facility prior to shipment. The Government will observe and verify the installation. Installation instructions shall be written so that the kits can be installed at Marine Corps Units. The contractor shall advise the Government of the date of validation seven days prior to validation. The instructions shall contain clear illustrations of each step. Hardware and other items, which could be installed backwards, shall be clearly shown in the proper orientation. The use of color digital photos and line art is acceptable. The after installation condition of the vehicle shall be clearly illustrated.

The instructions shall contain an Illustrated Parts Breakdown (IPB) of all components, assemblies and hardware. The IPB shall utilize clear and concise line drawings. The IPB shall be similar in format to the current Marine Corps Repair Parts and Special Tools List (RPSTL).

The Contractor shall provide a set of instructions, for the maintainer, describing all the required maintenance for the CPK. At a minimum, the contents will include service interval, handling, cleaning, lubrication, adjustment, and replacement of parts. Instructions may be in contractor format. Additionally, the contractor shall provide a set of instructions for the operator, describing all operator functions of the CPK and changes to the operation of the machine with the CPK installed. At a minimum the contents will include ingress, egress, PMCS, and operation of safety features (e.g. combat lock and secondary emergency egress). Instructions may be in contractor format.  Instructions shall include notes, cautions and warning statements as appropriate. In particular, the proper handling, storage and cleaning of transparent armor shall be included. Instructions shall contain a list of tools; manpower and support equipment requirements needed to accomplish each task.

The contractor shall physically validate 100% of the TB delivery; this includes the kit installation and removal instructions to be included in the CPK TB.  All TB data and instructions shall be verified concurrently by the government prior to final delivery and publication.  Validations methodology shall be preferably hands on or if hand off that method must be sufficient to find and correct all technical inaccuracies and shortcomings in the data developed under this contract.  The contractor shall maintain validation records documenting control of the validation process, the actions taken to validate each task, corrective and mark ups required for each task and page and follow-up validation of corrected and reworked data.  Witnessing the contractors validation process will serve as the government’s primary verification effort. The government reserves the right to perform a separate verification for accuracy, usability, safety and incorporation of any reworked data or late configuration changes prior to acceptance of final deliveries

Field Service Representative (FSR).

The contractor shall provide a FSR for installation and post-installation support of CPKs in CONUS and Southwest Asia (e.g. Iraq, Afghanistan, and Kuwait). A maximum up to five FSR’s may be required for this effort. This support shall begin at installation and end one year after date of award. The contractor shall be notified by the PCO concerning the extent of the required FSR support.

The FSR shall have the technical writing experience and general mechanical experience with all the vehicles of the contractors produced AoA CPKs. The FSR shall provide training, troubleshooting, diagnosis, repair and resolution of technical issues in support of the contractors AoA kit installation effort.  The FSR shall conduct on the job production line installation training for the contractors AoA kits for new military personnel, Government Civilian personnel and other contractor personnel deployed to the designated installation site.  Training shall be to the level that site installation personnel are capable of installing and maintaining the contractors AoA kits without contractor oversight. The FSR will also provide training to previously trained personnel.    The contractor shall be responsible for arranging the FSR’s entry to the military facilities and gaining access to the equipment. The contractor will coordinate CRC rotation through the Marine Corps System Command.

Spare Parts:

Authorized Stockage List (ASL): Within 30 days after each CPK is completed, the contractor shall submit an initial ASL (recommended support for 365 days) to the Government. Within 10 days after successful testing, the contractor shall submit the final ASL to the Government for approval.  Once the final list is established the Government will negotiate an in scope change (with the contractor) adding the parts to the contract along with any additional funding required.  The contractor shall provide the items described by the final ASL for each CPK system. The Government is allowing the contractor to use their experience and knowledge of spare parts to determine a fair estimate of materials, but the ASL items provided shall not include armor of any type. The ASL items shall be separately packaged, using best commercial practice, FOB destination CONUS. Until the Government directs shipment, the contractor shall store the ASL for a period of up to 60 calendar days after acceptance. During this period, the ASL shall be stored at no additional cost to the Government.

Spare Parts Price List. Thirty (30) days after the Initial fielding, the contractor shall provide a priced list of spare parts that may be required to support the AoA CPKs. Firm prices for these items will be negotiated and incorporated into the contract.

Welding: Welding and weld inspection shall be performed in accordance with AWS D1.1 Structural Welding Code, Steel and AWS D1.2 Structural Welding Code, Aluminum as appropriate. Substitution of an equivalent welding standard may be allowed with prior Government approval.

Final Inspection Report (FIR): The contractor is responsible for performing all inspections as specified in the control plan. Each CPK shall be subjected to a complete final inspection by the contractor utilizing a contractor-developed and Government-approved FIR. The FIR shall be based upon the successfully tested prototype configuration. The Government, at its option, may elect to witness and/or participate in the contractor’s final inspection. The contractor shall rectify discrepancies prior to Government acceptance of any item.

Safety: The contractor shall submit a Safety Assessment Report (SAR) to the Government for each CPK. These reports will identify the hazards resulting from the application of the CPKs, their likelihood of occurrence, the severity of resulting injury/damage and the mitigation actions taken. Hazards that have severe consequences and cannot be eliminated by design changes shall be clearly identified. The draft report for each system shall be submitted at the systems Critical Design Review. An assessment of vehicle stability and an estimation of operational limitations resulting from the addition of the AoA CPK shall be included in the report. The final SAR for each system is due 10 days after successful completion of prototype testing.

The contractor shall provide cautions and warnings for the AoA CPK, to be affixed onto the inside of the vehicle, during installation, to alert the operator of any required notices and/or warnings. The contractor shall provide sample cautions and warnings at the Critical Design Review to determine placement on the inside of the vehicle.

Government Furnished Material (GFM).

The Government will provide to the contractor two (2) of each CE/MHE system to be fitted with an AoA CPK, for the integration, engineer and vulnerability assessments. The government shall be responsible for shipping these systems from Marine Corps Logistic Base in Albany Georgia to the contractor’s facility. The contractor shall be responsible for shipping these systems from his facility to the designated test facility. The contractor is responsible for ensuring that the Government-furnished vehicle/equipment is not damaged in transit.

Government Furnished Material (GFM).

The Government will provide to the contractor two (2) of each CE/MHE system to be fitted with an AoA CPK, for the integration, engineer and vulnerability assessments. The government shall be responsible for shipping these systems from Marine Corps Logistic Base in Albany Georgia to the contractor’s facility. The contractor shall be responsible for shipping these systems from his facility to the designated test facility. The contractor is responsible for ensuring that the Government-furnished vehicle/equipment is not damaged in transit.

Government-Furnished Property

1. High Speed, high mobility crane	P&H	HSHMC	NSN 3810-01-320-1920	2Ea.

2. All Terrain Crane	Demag	MAC-50	NSN 3810-01-538-4030	2Ea.

3. Air Mobile Crane AMC	TEREX	AMC	NSN 3810-01-165-0646	2Ea.

4. Full-Tracked, crawler type tractor w/ angle blade	Case	NSN 1150	2410-01-254-1667	2Ea.

5. Full-Tracked, crawler type tractor w/ multi-purpose bucket	Case	NSN 1155	3805-01-315-1091	2Ea.

6. Extendable boom forklift truck	JLG	MMV	NSN 3930-01-508-0886	2Ea.

7. Lightweight rough terrain forklift truck	Terex	LRTF	NSN 3810-01-320-1925	2Ea.

8. Backhoe Loader	Cat	NSN 420D	3805-01-514-7166	2Ea.

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.212-4	Contract Terms and Conditions—Commercial Items	SEP 2005
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.242-15	Stop-Work Order	AUG 1989
52.245-2	Government Property (Fixed Price Contracts)	MAY 2004
52.247-34	F.O.B. Destination	NOV 1991
52.252-2	Clauses Incorporated By Reference	FEB 1998
252.219-7011	Notification to Delay Performance	JUN 1998
252.225-7013	Duty-Free Entry	OCT 2006
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.232-7003	Electronic Submission of Payment Requests	MAY 2006
252.246-7000	Material Inspection And Receiving Report	MAR 2003

CLAUSES INCORPORATED BY FULL TEXT

52.212-5     CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (NOV 2006)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(2) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: (Contracting Officer check as appropriate.)

☒  (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (SEP 2006), with Alternate I (OCT 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☐  (2) 52.219-3, Notice of HUBZone Small Business Set-Aside (Jan 1999) (15 U.S.C. 657a).

☐  (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JUL 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

☐  (4) [Removed].

☐  (5)(i) 52.219-6, Notice of Total Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

☐  (ii) Alternate I (OCT 1995) of 52.219-6.

☐  (iii) Alternate II (MAR 2004) of 52.219-6.

☐  (6)(i) 52.219-7, Notice of Partial Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

☐  (ii) Alternate I (OCT 1995) of 52.219-7.

☐  (iii) Alternate II (MAR 2004) of 52.219-7.

☐  (7) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637 (d)(2) and (3)).

☐  (8)(i) 52.219-9, Small Business Subcontracting Plan (SEP 2006) (15 U.S.C. 637(d)(4)).

☐  (ii) Alternate I (OCT 2001) of 52.219-9

☐  (iii) Alternate II (OCT 2001) of 52.219-9.

☐  (9) 52.219-14, Limitations on Subcontracting (DEC 1996) (15 U.S.C. 637(a)(14)).

☐  (10)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (SEP 2005) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐  (ii) Alternate I (JUNE 2003) of 52.219-23.

☐  (11) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (OCT 1999) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐  (12) 52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (OCT 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐  (13) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004).

☐  (14) 52.222-3, Convict Labor (JUNE 2003) (E.O. 11755).

☒  (15) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (JAN 2006) (E.O. 13126).

☒  (16) 52.222-21, Prohibition of Segregated Facilities (FEB 1999).

☒  (17) 52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).

☒  (18) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).

☒  (19) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

☒  (20) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).

☐  (21) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201).

☐  (22)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (AUG 2000) (42 U.S.C. 6962(c)(3)(A)(ii)).

☐  (ii) Alternate I (AUG 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(c)).

☐  (23) 52.225-1, Buy American Act—Supplies (JUNE 2003) (41 U.S.C. 10a-10d).

☐  (24)(i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (NOV 2006) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L 108-77, 108-78, 108-286, 109-53 and 109-169).

☐  (ii) Alternate I (JAN 2004) of 52.225-3.

☐  (iii) Alternate II (JAN 2004) of 52.225-3.

☐  (25) 52.225-5, Trade Agreements (NOV 2006) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☐  (26) 52.225-13, Restrictions on Certain Foreign Purchases (FEB 2006) (E.O.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of Treasury).

☐  (27) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (42 U.S.C. 5150).

☐  (28) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (42 U.S.C. 5150).

☒  (29) 52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☒  (30) 52.232-30, Installment Payments for Commercial Items (OCT 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☒  (31) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (OCT 2003) (31 U.S.C. 3332).

☐  (32) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (MAY 1999) (31 U.S.C. 3332).

☐  (33) 52.232-36, Payment by Third Party (MAY 1999) (31 U.S.C. 3332).

☐  (34) 52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a).

☒  (35)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631).

☐  (ii) Alternate I (APR 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: [Contracting Officer check as appropriate.]

☐  (1) 52.222-41, Service Contract Act of 1965, as Amended (JUL 2005) (41 U.S.C. 351, et seq.).

☐  (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐  (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (NOV 2006) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐  (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (February 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (April 2002) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201).

(vi) 52.222-41, Service Contract Act of 1965, as Amended (Jul 2005), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.).

(vii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor May include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of clause)

52.216-18      ORDERING. (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from effective date through end of contract period.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.216-19      ORDER LIMITATIONS.  (OCT 1995)

(a) Minimum order.  When the Government requires supplies or services covered by this contract in an amount of less than 1 kit , the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order.  The Contractor is not obligated to honor:

(1) Any order for a single item in excess of 111each, AoA CPK.

(2) Any order for a combination of items in excess of . 111each, AoA CPK

(3) A series of orders from the same ordering office within 60 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 15 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons.  Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-22     INDEFINITE QUANTITY.  (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule.  The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause.  The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”.  The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum”.

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued.  The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order.  The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 12 months after contract expiration date

(End of clause)

52.216-25     CONTRACT DEFINITIZATION (OCT 1997)

(a) A Firm Fixed Priced Indefinite Delivery Indefinite Quantity definitive contract is contemplated.  The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the letter contract, (2) all clauses required by law on the date of execution of the definitive contract, and (3) any other mutually agreeable clauses, terms, and conditions.  The Contractor agrees to submit a Firm Fixed Price proposal and cost or pricing data supporting it proposal.

(b) The schedule for definitizing this contract 1 July 2007.

(c) If agreement on a definitive contract to supersede this letter contract is not reached by the target date in paragraph (b) above, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i) All clauses required by the FAR on the date of execution of this letter contract for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with subparagraph (c)(1) above, all clauses, terms, and conditions included in this letter contract shall continue in effect, except those that by their nature apply only to a letter contract.

(End of clause)

52.217-7     OPTION FOR INCREASED QUANTITY—SEPARATELY PRICED LINE ITEM (MAR 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule.  The Contracting Officer may exercise the option by written notice to the Contractor anytime before expiration of the contract.  Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

(End of clause)

252.211-7003    ITEM IDENTIFICATION AND VALUATION (JUN 2005)

(a) Definitions. As used in this clause’

Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Concatenated unique item identifier means—

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/UID/equivalents.html.

DoD unique item identification means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

Government’s unit acquisition cost means—

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery.

Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC)/EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/UID/uid—types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) DoD unique item identification or DoD recognized unique identification equivalents.

(1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for—

(i) All delivered items for which the Government’s unit acquisition cost is $5,000 or more; and

(ii) The following items for which the Government’s unit acquisition cost is less than $5,000:

Contract line, subline, or  exhibit line

item No.	Item description:

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number     .

(2) The concatenated unique item identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.

(3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that—

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Data Identifiers (DIs) (Format 06) in accordance with ISO/IEC International Standard 15418, Information Technology “EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology “EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution “DD” format for use until the solution is approved by ISO/IEC JTC1 SC 31. The “DD” format is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/dpap/UID/guides.htm; and

(ii) The encoded data elements of the unique item identifier conform to ISO/IEC International Standard 15434, Information Technology—Syntax for High Capacity Automatic Data Capture Media.

(4) DoD unique item identification and DoD recognized unique identification equivalents.

(i) The Contractor shall—

(A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for serialization within the part, lot, or batch number only; original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code—

(a) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Concatenated unique item identifier; or DoD recognized unique identification equivalent.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number.

(6) Lot or batch number.

(7) Current part number (if not the same as the original part number).

(8) Current part number effective date.

(9) Serial number.

(10) Government’s unit acquisition cost.

(e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

(2) Concatenated unique item identifier or DoD recognized unique identification equivalent of the embedded subassembly, component, or part.

(3) Unique item identifier type.**

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5) Enterprise identifier (if concatenated unique item identifier is used).**

(6) Original part number.**

(7) Lot or batch number.**

(8) Current part number (if not the same as the original part number.**

(9) Current part number effective date.**

(10) Serial number.**

(11) Unit of measure.

(12) Description.

** Once per item.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.htm.

(g) Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g), in all subcontracts issued under this contract.

(End of clause)

252.212-7001  CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (NOV 2006)

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

☐  52.203-3, Gratuities (APR 1984) (10 U.S.C. 2207).

(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

 (1)  ☐  252.205-7000, Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

 (2)  ☐  252.219-7003, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).

 (3)  ☐  252.219-7004, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).

 (4)  ☒  252.225-7001, Buy American Act and Balance of Payments Program (JUN 2005) (41 U.S.C. 10a-10d, E.O. 10582).

 (5)  ☐  252.225-7012, Preference for Certain Domestic Commodities (JUN 2004) (10 U.S.C. 2533a).

 (6)  ☐  252.225-7014, Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

 (7)  ☐  252.225-7015, Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

 (8)  ☐  252.225-7016, Restriction on Acquisition of Ball and Roller Bearings (MAR 2006) (Section 8065 of Public Law 107-117 and the same restriction in subsequent DoD appropriations acts).

 (9)  ☐  252.225-7021, Trade Agreements (NOV 2006) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

 (10)  ☐  252.225-7027, Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

 (11)  ☐  252.225-7028, Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

 (12)(i)  ☐  252.225-7036, Buy American Act—Free Trade Agreements—Balance of Payments Program (OCT 2006) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

 (ii)  ☐  Alternate I (OCT 2006) of 252.225-7036.

 (13)  ☐  252.225-7038, Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a)(3)).

 (14)  ☐  252.226-7001, Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).

 (15)  ☒  252.227-7015, Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

 (16)  ☐  252.227-7037, Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

 (17)  ☒  252.232-7003, Electronic Submission of Payment Requests (MAY 2006) (10 U.S.C. 2227).

 (18)  ☐  252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).

 (19)  ☒  252.243-7002, Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

 (20)(i)  ☒  252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

 (ii)  ☐  Alternate I (MAR 2000) of 252.247-7023.

 (iii)  ☐  Alternate II (MAR 2000) of 252.247-7023.

 (iv)  ☐  Alternate III (MAY 2002) of 252.247-7023.

 (21)  ☒  252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

(1) 252.225-7014, Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

(2) 252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).

(3) 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(4) 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(End of clause)

MARCORSYSCOM WAWF INSTRUCTIONS TO CONTRACTORS

ELECTRONIC INVOICING PROCEDURES  (MARCORSYSCOM Feb 2006)

In compliance with DFARS 252.232-7003, “Electronic Submission of Payment Request (May 2006)”, the United States Marine Corps (USMC) utilizes WAWF-RA to electronically process vendor request for payment.  The contractor is required to utilize this system when processing invoices and receiving reports under this contract.

The contractor shall (i) ensure an Electronic Business Point of Contract (POC) is designated in Central Contractor Registration at http://www.ccr.gov and (ii) register to use WAWF-RA at the https://wawf.eb.mil/ within ten (10) days after award of the contract or modification incorporating WAWF-RA into the contract.  Step by step procedures to register are available at the https://wawf.eb.mil/.

The USMC WAWF-RA point of contact for this contract is Mr. Michael J. Farley and can be reached on (703)432-3727 or via email at michael.j.farley@usmc.mil . The alternate USMC WAWF-RA point of contact is (4)                       and can be reached on (5) ###-###-#### or via email at (6)                      .

The contactor is directed to use the  COMBO format when processing invoices and receiving reports.  For all requirements, the contractor shall use the Marine Corps Systems Command DODAAC (M67854) as the DODAAC for all shipping addresses, even if the ship-to address is other than the Marine Corps Systems Command.

DFAS-Columbus

P.O. Box 369022

Attn:Kansas-M67443

Columbus, Ohio 43236-9022

E-Mail: CCO-KC-VPIS@DFAS.MIL

PHONE: 1-800-756-4571 #2 then #4

WAWF: https://wawf.eb.mil/

VPIS: https://www.dfas.mil/money/vendor

Data entry information in WAWF:

Payment Office DoDAAC: (8a)

Issue By DoDAAC: (8b)

Admin Office DoDAAC: (8c)

Ship To/Service Acceptor DoDAAC: (8d)          /EXT

Contract Number: (8e)

Before closing out of an invoice session in WAWF-RA, but after submitting your document or documents, the contractor will be prompted to send additional email notifications.  The contractor shall click on “ Send Additional Email Notifications” block on the page that appears. Add the primary point of contact’s email address(provided above) in the first email address block and add the alternate point of contact’s email address in the following block.  This additional notification to the government is important to ensure the appropriate point of contact is aware that the invoice documents have been submitted into the WAWF-RA system.

NOTE: The POCs identified above are for WAWF issues only.  Any other contracting questions/problems should be addressed to the POC identified in Section A of the contract.

PURCHASE DESCRIPTION

14 Dec 06

Purchase Description

For

Material Handling and Construction Equipment

Add on Armor Crew Protection Kit

1.  SCOPE

1.1 Scope. This specification covers an Add On armor (AoA), Crew Protection Kit for the following United States Marine Corps Engineer Equipment.

Nomenclature	OEM	Model	NSN
High Speed, high mobility crane	P&H	HSHMC-25	3810-01-320-1920
All Terrain Crane	Demag	MAC-50	3810-01-538-4030
Full-Tracked, crawler type tractor w/ angle blade	Case	1150	2410-01-254-1667
Full-Tracked, crawler type tractor w/ multi-purpose bucket	Case	1155	3805-01-315-1091
Extendable boom forklift truck	JLG	MMV	3930-01-508-0886
Lightweight rough terrain forklift truck	Terex	51-19MD	3810-01-320-1925
Backhoe Loader	Caterpillar	420D/E	3805-01-514-7166
Sweeper, Runway	Elgin	Crosswind	3930-01-504-2618

1.2 Classification. The CPKs will be comprised of replaceable opaque and transparent armor pieces, a substructure and mounting provisions for the armor, and modifications to the parent vehicle or additional equipment as necessary to meet safety, human factors, and vehicle performance requirements. The designs shall consider:

•      Maximizing commonality of components with existing CPKs currently installed on the Material Handling and Construction Equipment fleet, such as windows, windshield, hinges, latches, frames, armor composition, mounting system, etc.

•      Minimizing impact on the operation and effectiveness of the vehicle/system.

•      Maximizing commonality of hardware and minimizing number of installation tools.

•      Pre-assembly of components into subassemblies.

•      The use of proven materials, processes and techniques to minimize test requirements.

1.3 Required/Desired.  Within this procuring document, the term required refers to the minimum threshold that will be accepted.  Desired refers to goals that we would like to be achieved.

2.  APPLICABLE DOCUMENTS

MIL-STD-130	Identification Marking of US Military Property
MIL-STD-209	Interface Standard for Lifting and Tie down Provisions for Military Equipment
MIL-STD-1366	Interface Standard for Transportability Criteria

MILITARY TRAFFIC MANAGEMENT COMMAND TRANSPORTATION ENGINEERING AGENCY (MTMCTEA)

MTMCTEA PAMPHLET 70– 1 – Transportability for Better Deployability

Application for copies should be addressed to the Military Traffic Management Command Transportation Engineering Agency, ATTN: MTTE-TR, 720 Thimble Shoals Blvd, Suite 130; Newport News, VA 23606-4537

2.2 Order of Precedence.  In the event of a conflict between the text of this purchase description and the references cited [except for associated detail specifications or Military Standards (MS)], the text of this purchase description shall take precedence.  Nothing in this purchase description, however, shall supersede applicable laws and regulations unless a specific exemption has been obtained.

3.  REQUIREMENTS

3.1 Protection Level

Direct Fire.  CPKs shall provide to the greatest extent a 95 percent Probability of No Penetration (PNP) against a single impact incident from 7.62 AP at muzzle velocity.  The probability shall be calculated at an 80 percent Lower Confidence Bound (LCB).  The Armor shall provide this protection level against the threat from all aspects (360(0)) 0(0) elevation 0(0) azimuth.

IED. Armor system shall provide limited flank and floor protection against fragmentation from IED.  This protection shall be equivalent to a 50 percent probability of no penetration from the 20mm Fragment Simulating

Projectile (FSP) at 3600 ft/s.  This FSP velocity combination is intended to validate that the armor is capable of protecting to the 94 percentile fragment of a 152mm artillery round at 2 meters.  The probability shall be calculated at an 80 percent Lower Confidence Bound (LCB).  The system must also protect crew and passengers from fatal blast effects of the 152mm artillery round detonated at 2 meter standoff.

Transparent Armor (TA) Shall provide the same protection level as the opaque armor.

Gaps.  The CPK shall be designed to provide maximum coverage for the occupant. Ballistic gaps that may be necessary to allow pass through routings for items such as driver controls, electrical harnesses and hoses shall be minimized.  Joints attaching hardware shall be design to resist separation under blast pressure.

Materials.  Material for the armor shall be at the discretion of the contractor, (e.g. composite, hard steel or combination there of, etc.)

3.2 Description. The contractor shall provide for integration of the CPKs into the systems identified. The purpose of a CPK is to maximize crew survivability and protection in the event of direct small arms fire or IED attack. The design effort shall include the use of 3-D CAD models, preferably using software compatible with existing government programs, to minimize the need for multiple physical mock-ups. The Government will provide a list of file formats that are translatable to Pro/E if requested.  The CPK shall include opaque armor, transparent armor, armor support provisions, doors with latching mechanism(s) and a separate, emergency egress (in case of vehicle rollover). The emergency egress shall allow escape in the event that the cab door is inaccessible or inoperable. The CPK shall include alterations to existing vehicle systems and components as necessary for safe operation (e.g. longer wiring harnesses, hoses, etc.).

3.2.1 Environmental Conditions. The CPK shall include the means to cool the operator, during road march and when operating (digging, lifting, etc). The operator’s station shall not exceed 80 degrees F with the armor applied, with an ambient temperature of 125 degrees F, at 25 percent relative humidity. It will be tested IAW SAE J1503. This requirement may be met with a combination of:

•                  Existing cooling and ventilation systems.

•                  Insulation.

•                  Dupplemental air conditioning.

If supplemental air conditioning is proposed, supplemental air conditioners currently used by current Tactical Vehicles (i.e. Red Dot) shall be used. (The Government will supply details upon request). During the trade-off analysis, the Government may consider alternate-cooling methods.

3.2.2 NBC protection. There are no requirements for NBC protection on vehicles fitted with a CPK. There is no Electromagnetic Interference (EMI), Electromagnetic Control (EMC) or High Altitude Electro-Magnetic Pulse (HAEMP) requirements. However, CPK components shall be coated with CARC.

3.2.3 Combat Lock. Doors shall incorporate a device (also known as a combat lock) that allows the door to be secured from the inside. The combat lock shall prevent the door from being opened from the outside by enemy personnel and by the force of an IED explosion. An override shall be provided so that emergency personnel outside the cab can open the door.

3.3 Transportability.  The armored assets shall have the capability of being transported worldwide by rail, marine, highway, and air modes.  Guidance on transportability criteria is defined in MIL-STD-1366.  Disassembly, if required to meet rail, highway, and/or air constraints shall be accomplished in not more than six clock hours with unlimited manpower and reassembly shall be accomplished in not more than six clock hours with unlimited manpower using only common tools and available lifting assets.   No disassembly is desired.  Disassembly by use of cutting/welding equipment is NOT allowed. All tie down and lifting provision shall meet strength requirements in accordance with MIL-STD-209 using the armor asset weight in lieu of the vehicle weight without armor.

3.3.1 Rail Transport.  The armored shall be rail transportable in the Continental United States (CONUS) and North Atlantic Treaty Organization (NATO) countries without restrictions.  The armored asset shall be capable of withstanding shock loads resulting from rail impact testing without failure, damage, or permanent deformation.  When loaded on a 51-inch high rail car, the armored asset shall meet the dimensional requirements of the Association of American Railroads (AAR) Outline Diagram for Single Loads, Without End Overhang, on Open-Top Cars.  The armored asset shall meet the dimensional requirements of Gabarit International de Chargement (GIC) equipment gauge diagram.  These diagrams apply to standard gauge rail lines in the CONUS and NATO countries.  The armored asset shall be transportable by rail with a disassembly threshold of six hours or less using equipment organic to the unit.  Transport by rail without disassembly is desired.

3.3.2 Marine Transport.  The armored asset shall be capable of transport without disassembly on Roll-On/Roll-Off (RORO), break bulk (general cargo), barge carrying (LASH and SEABEE) ships, and Army watercraft.

3.3.3 Highway Transport.  The armored asset shall be highway transportable and self-loading onto the M870A2 Medium Heavy Equipment Transporter (MHET), which has a deck height of 42”, while meeting worldwide transportation requirements.  The asset shall be transportable by highway with a disassembly threshold of six hours or less using equipment organic to the unit.  Transport by highway without disassembly is desired.

3.3.4 Air Transport.  The armored asset, in the transport mode, shall be capable of being driven on C-17 and C-5 aircraft with operator in the driver’s seat.  MIL-HDBK-1791 is available for guidance.  Removal of the ROPS/FOPS cab is allowed provided the armored asset remains operational.  Threshold preparation time for air transport or reassemble time after air transport, must be six hours or less.  C-17, and C-5 air transport while fully assembled is desired.

3.4 Safety.  The armored asset shall comply with all applicable commercial or military safety and health hazard standards.

3.4.1 Roll Over and Falling Object Protective Structure (ROPS /FOPS).  The machines original falling object protection shall not be degraded by the addition of the CPK. The CPK shall be designed such that, in the event of a 360-degree roll-over, the cab does not intrude upon the critical zone defined by SAE J397.

3.4.2 Human Factors Engineering.  The government will evaluate MANPRINT using MIL-STD-1472F “Department of Defense Design Criteria Standard—Human Engineering” dated 23 August 1999 as a guide. Of particular importance are:

•                  Noise (at the operators station)

•                  Toxic fumes (at the operators station)

•                  Accessibility of controls

•                  Visibility (specifically for the ability of the operator to carry out mission functions with a minimum of degradation)

•                  Ingress and egress

•                  Operator contact with hot surfaces

3.4.3 Fire Extinguisher.  A fire extinguisher with a minimum rating of 10 B & C shall be securely installed.  A fire extinguisher bracket (similar in size and type to national stock number (NSN) 4210-00-775-0127) shall be provided and mounted in the operator compartment.

3.4.4 Air Conditioner.  The air conditioning system (including supplemental system if applicable) shall be capable of operating in the cooling mode at ambient temperatures between 65°F and 125°F and shall meet the cooling requirements of SAE J1503.  The system shall use an environmentally friendly refrigerant (R-134a or equivalent).  The air conditioning system shall be sized to meet this requirement with or without an armor kit.

3.4.5 Heater.  The heater shall be capable of warming the cab from -25(o)F to +41(o)F within an hour after starting the when the exterior ambient temperature is at -25(o)F.  The heater shall meet the heating requirements of SAE J1503.

3.4.6 Work Lights. Lights that are removed/relocated as a result of the CPK shall be remounted.  All work lights shall be brush-guard protected.  They shall be adjustable and located to illuminate maximum work area.

3.5 Identification and Marking.  Each Armored asset shall be furnished with an identification plate showing the specific unique identification markings as defined in MIL-STD-130.  The identification plate shall include the following information: which vehicle the CPK applies to, NSN, USMC registration number, identification number, weight, date of manufacture and date of delivery.  The identification plate shall be permanently affixed to the armor kits in a readily accessible and conspicuous location.  Plates shall conform to A-A-50271 or contractor’s standard plates subject to the approval of the contracting Officer

3.5.1 Transportability Data Plate. The contractor shall provide new data plate per MIL-STD-209K, as a result of the CPK installed. The information shall include lifting and tie-down provisions, Gross Vehicle Weight (GVW), vehicle dimensions, weight distribution, length, width, height, approach/departure angles, ramp crest angle, axle loads and locations, Center of Gravity (CG) at GVW.

3.5.2 RADIO FREQUENCY IDENTIFICATION TAG (RFID): Contractor shall attach a GFE Radio Frequency Identification Tag on all shipments.

The contractor shall obtain RFID tags from the Defense Distribution Center (DDC) at New Cumberland, PA. DDC will create the tags and express mail them to the contractor for inclusion on the AoA CPKs. In order for the DDC to prepare the tags, the information below must be emailed (delivery@ddc.dla.mil) to DDC no later than 3 days before shipment. Also include the mailing address to which the DDC is to send the tags. The contact number for DDC is 800-456-5507.

RFID Tag Required Elements

Ship from DODAAC	Enter Shipper DODAAC (SC3103 is DDC)
Ship to DODAAC	Consignee (DODAAC)
Mark For DODAAC	Consignee (DODAAC)
Ultimate Consignee	Consignee (DODAAC)
Priority
Required Delivery Date
Required Delivery Date at Customer
Mode
Carrier Code	4-digit Alpha Code (Preferred Ocean Carrier)
Ownership SCAC	4-digit Alpha Prefix from Container

Container Number
Vessel Name
Scheduled Sail Date
POE/APOE	(DTR 3-Character Code)
POD/APOD	(DTR 3-Character Code)
Container TCN
Seal Number	Enter Info from Vendor, or Applied by DDC
Bill of Lading Number	For Air Shipments
Contract Number
National Stock Number
Nomenclature
Declared Value	Enter NSN Total Price
Quantity
Unit of Issue
Condition Code
NMFC	For Air Shipments
Commodity Codes
# of Sea vans Requested	Enter total # Seavans This Shipment (Usually One)
Container Size	Size Container Requested (20=20-ft Seavan)
Type Container	Dry or Freeze (Refrigerated Container)
Estimated # of Pieces	Enter # Pieces Loaded in Container;
NOT Quantity from MRO	(6 = 6 Pallets)

3.5.3 Shipping Data Plates. New shipping data plates shall be furnished with as a result of shipping data plate.  All shipping data plates shall show a silhouette of the asset in its transport configuration indicating the shipping weight, center of gravity and the location and capacity of the slinging and tie-down provisions.  The plate shall be attached by screws, bolts or rivets and affixed to the asset in a place that’s protected and conspicuous.

3.5.4 Military Load Classification Identification.  A classification number for the armored asset shall be displayed with 3.5-inch gothic black numerals centered within a 9-inch diameter, 0.25 inch thick black border.  This sign is displayed on the front (curbside) of the asset and below the operator’s line of vision.  The sign may be painted or placed on a plate permanently mounted to the asset.  The sign shall be visible at ground level at a distance of 20 feet from the left front of the asset.  The government will assign the weight classification number.

3.7 Treatment and Painting. All metallic components shall be protected against corrosion by their material composition (for example stainless steel), metallic coating (for example galvanizing) or paint coating. All surfaces exposed to the environment during storage and after installation shall be protected. Metallic items shall be painted on all surfaces. Non-metallic items shall be painted as necessary to prevent degradation due to environmental effects and for camouflage purposes. All paint shall be Chemical Agent Resistant Coating (CARC). Paint shall be applied in accordance with MIL-DTL-53072C or drawing 19207-12420325.Fasteners supplied in the kits (e.g. bolts, screws, washers and nuts) need not be pre-painted. The kit assembly instructions shall indicate when such items need be painted, after assembly, for corrosion or camouflage purposes.

Kit components shall be painted Tan 686, color number 33446 in accordance with FED-STD-595B. The contractor shall identify special cleaning and maintenance procedures necessary to preserve the integrity of the CPK. Examples are: methods of cleaning transparent armor to prevent scratching, and cleaning and handling requirements to prevent degradation of composite and fabric materials.

3.8                               Welding.  Welding procedures and welder qualification shall be in accordance with AWS D14.3.validate that the armor is capable of protecting to the 94.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE
J
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE		4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)
P00001	SEE BLOCK 16C

6. ISSUED BY MCSC CONTRACTING OFFICES CODE CT 2200 LESTER STREET QUANTICO VA 22134-8050		CODE M67854		7. ADMINISTERED BY (If other than item 6) DCMC GARDEN CITY 605 STEWART AVENUE GARDEN CITY NY 11530-4761	CODE S3309A
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) AMERICAN DEFENSE SYSTEMS, INC. GARY EVANS 230 DUFFY AVE., UNIT C HICKSVILLE, NY 11801-3641				☐ ☐ ☒ ☒	9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) 10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5023 10B. DATED (SEE ITEM 13) 27-Feb-2007
CODE: 31UG4	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATION

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer            ☐  is extended      ☐is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212-4(c)
☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return1copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: rdingle073183
The purpose of this modification if to add a new CLIN to the basic contract. See summary of change.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Charles R. Pegg, Project Manager		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) TERRY MCGINN/CONTRACTING OFFICER TEL: 703-432-5028 EMAIL: terence.mcginn@usmc.mil
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA			16C. DATE SIGNED

	13-Sept-07	BY:	/S/		17-Sep-2007
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY 01RM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE
J
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)
P00001	SEE BLOCK 16C

6. ISSUED BY MCSC CONTRACTING OFFICES CODE CT 2200 LESTER STREET QUANTICO VA 22134-8050	CODE M67854		7. ADMINISTERED BY (If other than item 6) DCMC GARDEN CITY 605 STEWART AVENUE GARDEN CITY NY 11530-4761	CODE S3309A

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) AMERICAN DEFENSE SYSTEMS, INC. GARY EVANS 230 DUFFY AVE., UNIT C HICKSVILLE, NY 11801-3641			☐ ☐ ☒ ☒	9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) 10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5023 10B. DATED (SEE ITEM 13) 27-Feb-2007
CODE: 31UG4	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer            ☐  is extended      ☐  is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

☐			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212-4(c)
☐			D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return1copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: rdingle073183

The purpose of this modification if to add a new CLIN to the basic contract. See summary of change.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) TERRY MCGINN/CONTRACTING OFFICER TEL: 703-432-5028EMAIL: terence.mcginn@usmc.mil
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED		16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

17-Sep-2007
/S/	BY:	/S/
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY 01RM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

2

M67854-07-D-5023

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 1449 - CONTINUATION SHEET

SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $150,000.00 from $18,950.176.45 (EST) to $19,100,176.45 (EST).

SUPPLIES OR SERVICES AND PRICES

CLIN 0019 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE
				MAX AMOUNT
0019		150,000	Dollars	$1.00
				$150,000
			U.S.
	Load Testing & Evaluation FFP Load Testing & Evaluation of the following cranes: HSHMC 25 Ton Crane, Light Crane Air Mobile (AMC) and All Terrain Crane (ATC). FOB: Destination

				$150,000

			MAX NET AMT.

INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0019:

INSPECT AT
ACCEPT BY	INSPECT BY	ACCEPT AT
Origin	Government	Destination
Government

(End of Summary of Changes)

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